UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2009

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On June 19, 2009, the board of directors of Behringer Harvard Opportunity REIT I, Inc. (the “Company”) adopted the Amended and Restated Appendix A (the “Amended Appendix A”) to the Company's Amended and Restated 2004 Incentive Award Plan (the “Incentive Award Plan”).  The Amended Appendix A revises the method of determining the exercise price of options automatically granted to the Company's independent directors upon their election or reelection to the board of directors consistent with the Estimated Valuation Policy (as defined below).  Pursuant to the Amended Appendix A, before the Company files a registration statement for a firm commitment underwritten public offering of its common stock or lists its common stock on a national securities exchange or national market system, the exercise price for such options will be the estimated per share value of its common stock as established from time to time by the board of directors pursuant to the Estimated Valuation Policy; provided, however, that in the event that the estimated per share value is established pursuant to such policy less frequently than annually, the exercise price for such options will be determined in accordance with section 2.15 of the Incentive Award Plan.

Item 7.01                                             Regulation FD Disclosure.

At the 2009 annual meeting of stockholders for the Company, the stockholders re-elected all of the members of the Company’s board of directors.  The five members of the board of directors, Robert M. Behringer, Robert S. Aisner, Barbara C. Bufkin, Terry L. Gage and Steven J. Kaplan, were elected to serve for a term ending at the 2010 annual meeting of stockholders, and each will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, removal, resignation or retirement.

Item 8.01.                                          Other Events.

Amended and Restated Policy for Estimation of Common Stock Value

On June 22, 2009, the Company amended and restated its Policy for Estimation of Common Stock Value adopted on May 11, 2009 to clarify certain technical aspects of the Company’s valuation policy.  A copy of the Amended and Restated Policy for Estimation of Common Stock Value (the “Estimated Valuation Policy”) is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1.

Determination of Estimated Per Share Value

On June 22, 2009, the Company’s board of directors established an estimated per share value of the Company’s common stock of $8.17 per share pursuant to the Estimated Valuation Policy.  This estimate is being provided to assist broker-dealers in connection with their obligations under applicable FINRA Rules with respect to customer account statements and to assist fiduciaries in discharging their obligations under ERISA reporting requirements.  Attached to this Report as Exhibit 99.2 is a letter from the Company to its stockholders, dated June 22, 2009, in connection with this valuation.

As noted in the Estimated Valuation Policy, the estimated value may not reflect the amount an investor would obtain if he tried to sell his shares or if the Company liquidated its assets.  For a full description of the limitations and qualifications of the estimate, please refer to the Estimated Valuation Policy, a copy of which is attached to this Report.

Share Purchase Price for Distribution Reinvestment Plan (DRP)

In accordance with the DRP, as amended, on June 22, 2009, the Company’s board of directors determined that distributions may be reinvested in shares of the Company’s common stock at a price of $8.17 per share, which is the estimated per share value disclosed above, beginning with reinvestments made after July 26, 2009.  The DRP price for the most recent distribution reinvestment in April 2009 was $9.50 per share.

Share Redemption Price for Share Redemption Program (SRP)

In accordance with the SRP, as of June 22, 2009, the per share redemption price for exceptional redemptions, which are those redemptions made on circumstances of death, qualifying disability or need for long-term care, will be the lesser of (a) $8.17, which is the estimated per share value disclosed above, and (b) the average price per share that investor paid for his shares.  For all other ordinary redemptions, the per share redemption price will be the lesser of (1) $7.35, which is 90% of the estimated per share value disclosed above, and (2) 90% of the average price per share that the investor paid for his shares.  However, as previously disclosed, the Company has suspended redemptions other than exceptional redemptions until further notice.

Record Date for Second Quarter Distributions

On June 22, 2009, the Company’s board of directors approved a record date of June 30, 2009 for a second quarter 2009 cash distribution on the Company’s common stock.  The Company anticipates that the exact amount of, and payment date for, the distribution will be determined and announced during the third quarter of 2009.

This Report contains forward-looking statements, including discussion and analysis of the Company and its subsidiaries, its financial condition, anticipated capital expenditures required to complete projects, amounts of anticipated cash distributions to its stockholders in the future and other matters.  These forward-looking statements are not historical facts but are the intent, belief or current expectations of the Company’s management based on their knowledge and understanding of the business and industry.  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” and variations of these words and similar expressions are intended to identify forward-looking statements.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false.  The company caution investors not to place undue reliance on forward-looking statements, which reflect the Company’s management’s view only as of the date of this Report.  The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  Factors that could cause actual results to differ materially from any forward-looking statements made in this Report include changes in general economic conditions, changes in real estate conditions, construction costs that may exceed estimates, construction delays, increases in interest rates, lease-up risks, inability to obtain new tenants upon the expiration of existing leases, and the potential need to fund tenant improvements or other capital expenditures out of operating cash flow.  The forward-looking statements should be read in light of the risk factors identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC and the risks identified in Part II, Item 1A of its subsequent quarterly reports.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

99.1	Amended and Restated Policy for Estimation of Common Stock Value
99.2	Behringer Harvard Opportunity REIT I, Inc. letter to stockholders dated June 22, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: June 22, 2009	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President –
Corporate Development & Legal

Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated Policy for Estimation of Common Stock Value
99.2	Behringer Harvard Opportunity REIT I, Inc. letter to stockholders dated June 22, 2009